Black Rifle Coffee Company Receives NYSE Continued Listing Standard Notice
SALT LAKE CITY, Utah, February 13, 2026--(BUSINESS WIRE)-- Black Rifle Coffee Company (NYSE: BRCC), a Veteran-founded, mission-driven premium beverage company (the “Company”), today announced that it received a notice from the New York Stock Exchange (“NYSE”) indicating that the Company is not in compliance with the NYSE’s continued listing minimum price criteria set forth in Section 802.01C of the NYSE Listed Company Manual because the average closing price of the Company’s Class A common stock was less than $1.00 per share over a consecutive 30 trading-day period ended on February 11, 2026.
The notice does not have any immediate effect on the listing of the Company’s Class A common stock on the NYSE, and the Company’s Class A common stock will continue to be listed and traded on the NYSE, subject to the Company’s compliance with other continued listing standards. The notice does not affect the Company’s business operations, financial condition, or its reporting obligations with the U.S. Securities and Exchange Commission.
In accordance with NYSE rules, the Company has six months from receipt of the notice to regain compliance. The Company intends to notify the NYSE within ten business days of its receipt of the notice that it plans to cure the deficiency and is evaluating available alternatives to regain compliance with the minimum share price requirement, and will pursue those alternatives that are in the best interest of the Company and its shareholders. The Company can regain compliance at any time during the six-month cure period if, on the last trading day of any calendar month during the six-month cure period, the Company’s Class A common stock has (i) a closing share price of at least $1.00 and (ii) an average closing share price of at least $1.00 over the prior 30 trading-day period ending on the last trading day of that month.
About Black Rifle Coffee Company
Black Rifle Coffee Company (BRCC) is a Veteran-founded premium coffee company and lifestyle brand serving beverages to people who love America. Founded in 2014 by Green Beret Evan Hafer, Black Rifle develops its explosive coffee roast profiles with the same mission focus learned while serving in the military. BRCC is committed to supporting Veterans, active-duty military, first responders, and the American way of life.

To learn more, visit www.blackriflecoffee.com, subscribe to the BRCC newsletter, or follow along on social media.

FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements about the Company that involve substantial risks and uncertainties. All statements other than statements of historical fact contained in this press release, including statements regarding the Company’s ability to regain compliance with the NYSE minimum share price requirement within the applicable cure period, the Company’s ability to maintain the listing of its Class A common stock on the NYSE, the Company’s intention to evaluate available alternatives to resolve the deficiency, the Company’s intent to pursue alternatives that are in the best interest of the Company and its shareholders and the Company’s ability to continue to comply with other applicable listing standards of the NYSE, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “continue,” “can,” “intend,” “may,” “plan,” “possible,” “potential,” “predict,” “should,” “will,” “would” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Factors that may cause such forward-looking statements to differ from actual results include, but are not limited to: reactions from the Company’s employees, vendors, customers, lenders and investors to the Company’s receipt of the notice, the possibility that the Company is unable to regain compliance with the NYSE minimum share price requirement, or thereafter continue to comply with the NYSE listing standards, the impact of the Company’s commencement of a process to explore available alternatives to regain compliance and the outcome of such process, the possibility that the NYSE may delist the Company’s Class A common stock, and other risks and uncertainties indicated in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission (the “SEC”) on March 3, 2025 including those set forth under “Item 1A. Risk Factors” included therein, as well as in our other filings with the SEC. Such forward-looking statements are based on information available as of the date of this press release and the Company’s current beliefs and expectations concerning future developments and their effects on the Company and speak only as of the date of this press release. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.
Contact Information

For inquiries regarding Black Rifle Coffee Company, please contact:

Investors: IR@blackriflecoffee.com

Press: press@blackriflecoffee.com